Exhibit 99.1

KEMET Investor Presentation November 11, 2009 Per Loof – Chief Executive Officer William Lowe – EVP & CFO

2 Non-GAAP Measures The attached charts include company information that does not conform to generally accepted accounting principles (GAAP). Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. This data should be read in conjunction with previously published company reports on Forms 10-K, 10-Q, and 8-K. These reports are available in the Investor Relations section of www.kemet.com.

3 Forward-Looking Statements During the course of this presentation, we may make forward-looking statements or provide forward-looking information. All statements that address expectations or projections about the future are forward-looking statements. Some of these statements include words such as "expects," "anticipates,” “believes,” “estimates,” "plans," "intends," "projects," and "indicates.” Although they reflect our current expectations, these statements are not guarantees of future performance, but involve a number of risks, uncertainties, and assumptions which are difficult to predict. Some of the factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, the forward-looking statements include, but are not necessarily limited to economic conditions, competitive pressures, raw material costs and the ability to retain key employees. We urge you to review KEMET's SEC filings, particularly its latest annual report on Form 10-K and quarterly reports on Form 10-Q, for a discussion of some of the factors which could cause actual results to differ materially. The Company does not undertake to update any forward-looking statements as a result of future developments or new information.

4 KEMET Agenda Welcome KEMET Overview & Recent Accomplishments KEMET Focused on Growth and Profitability One Growth Strategy - from Commodity to Specialty The Specialty Markets Alternative Energy (Green) Extreme Environments Energy Exploration (Down hole) Specialty Automotive Military/Aerospace/Medical Other Initiatives Structuring for Profitability F&E Restructuring Recent Financial History Debt Structure Q & A

5 KEMET Company Overview KEMET Laboratories was Founded by Union Carbide in 1919 – This is Our 90th Anniversary Headquartered in Greenville, South Carolina since 1963 Global Manufacturer of Tantalum, Ceramic, Film, Aluminum, Electrolytic and Paper Capacitors Fiscal 2009 Revenues of $804M (FY05 was $425 million) 21 Manufacturing Operations: 9 in Europe (in 6 countries), 6 in Mexico, 4 in China, 1 in the United States, 1 in Indonesia

6 KEMET Company Overview KEMET Shipped 48 Billion Capacitors in FY09 1,525 Sold Every Second—365 Days a Year 9,600 Employees Worldwide (September 30, 2009) USA 450 Mexico 4,400 Asia 2,500 Europe 2,250 Global Sales Force Covering the Americas, EMEA, and Asia Recognized in the Industry as the “Easy-to-Buy-From” Company

7 Our Goal and Strategies To Continue to Strengthen Our Position as “The Capacitance Company” Technology Leader “Easy-To-Buy-From” Specialty Products and Emerging Markets Lean with High Yields Balance in Sales Channels and Geographic Mix Timeless Model

8 Our Customers* Our customers are the world leaders in electronic product design, manufacture and distribution * Represents a cross section of total customers served

9 Segment Review 3Q FY09 – 2Q FY10

10 Region & BG Review 3Q FY09 – 2Q FY10 Balanced Business Mix

Recent Accomplishments

12 Recent Accomplishments Debt reduction over $90 million last 12 months Reduction of non-cash working capital -$70 million Cost reductions of $50 million annually Break-even point for profitability greatly reduced Increased cash and liquidity from operations in a down market Department of Energy Grant Continued balance in Sales Channels and Geographic Mix

KEMET Focused on Long-term Growth and Profitability

14 Where Do You Find KEMET Capacitors?

15 Growth Strategy Specialty Products and Emerging Markets Commodity Products Specialty Products Low Margin High High Volume Low Low Mix High High Price Volatility Low Acceptable Quality/Reliability High Low Service High Short Product Design/Life Cycle Long Standard Catalog Enhanced

16 KEMET Growth and Profitability The Specialty Markets Alternative Energy Extreme Environment (e.g. High Temp, Vibration) Energy Exploration (e.g. Gas, Oil, Geothermal) Specialty Automotive (e.g. Under-Hood and Safety) Lighting Medical Military/Aerospace Telecom Infrastructure Power Supplies

17 Growth Strategy Specialty Products and Emerging Markets Specialty Products Attributes High Reliability (Long-life) Low ESR/ESL (Lower Energy Consumption and Higher Efficiency) Resistant to Environmental Stimuli (Heat, Vibration, Fluids) Non-Standard Configurations (Array, Low Profile, Case Size/Footprint) High Voltage High Temperature (>125°C) High Frequency (>1 Ghz)

18 Energy Consumption Increasing Globally Energy is a $6 Trillion Business Today Population Growing from 6B to 9B by 2050 Globalization Resulting in Growing Middle Class this Means Energy Requirements Will Increase by 50%+ by 2030 USA Quadrillion Btu 0 20 40 60 80 100 120 140 160 1949 1952 1955 1958 1961 1964 1967 Fossil Fuel 1970 1973 1976 1979 Nuclear 1982 1985 1988 1991 Hydro 1994 1997 2000 2003 GREEN 2006 2009 2012 2015 Forecast 2018 2021 2024 2027 2030

19 Where KEMET is Today— Alternative Energy Market One of KEMET’s Growth Strategies is the Alternative Energy Market Demand for Energy will Continue to Increase KEMET has the Products, Technology and Experience Necessary to Deliver Alternative Energy Solutions Solar & Wind Capacitor Requirements approximately $200M Globally & Growing Established & Proven Technology--Low Risk, Building Products Today KEMET can Retain and Create Jobs in U.S. through Expansion into Alternative Energy Market in North America

Alternative Energy Market 2010 Capacitor Values Data Source: Prismark, Frost & Sullivan, & KEC SM Research KEMET AE Revenue Global Equipment Value Growth @ Current Gas Prices $16MM Solar = $12.9B Solar = 24% Wind = $42B Wind = 20% EDV Auto = 1.5 M units EDV Auto = 19% 20

21 Alternative Energy Market—Europe 2010 Capacitor Values Total Europe Market—$180M KEMET FY09 Europe Sales—$16M

"The Capacitance Company"
Wind Turbines Need our Full Breadth of Offerings
The Capacitance Company
KEMET
CHARGED®
Solve with Screw Terminal Al, AC Film and Snubber Capacitors
Gear Box
Generator & Power Invertors
Yaw
Invertors
Pitch
Control Units Generator, Yaw, Pitch, Brakes & Power Invertors
Solve with Film & Al capacitors
Solve with Ta, MLCC, Film & Al capacitors
KEMET

Typical Inverter for Drives


Bank of capacitors
(DC Link)
Vdc Rectified 3 phase
DC inductor (where
AC supply
Filter (option)
Output
Current measurement
Power device interface
SMPS
supplies and measurement
Control unit
User I/O
Display + keypad
Vac 3 phase input
Vac output per phase
AC Voltage to Motor

- Inverters are High Voltage and High Current Devices
  - ~400~700 V for automotive
  - Industrial, windmills, etc. can be up to 1200 V
- Demanding Lifetimes >10 Years
- High Temperature Exposures are Possible

23

24 Film Capacitors – Green Energy Applications

25 Electric Drive Vehicle – Production Forecast Data Source: Prismark, October 2009 19% Growth Rate Approx. 35% of Volume in North America 16,000,000 14,000,000 12,000,000 10,000,000 8,000,000 6,000,000 4,000,000 2,000,000 - 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Micro/Mild Hybrid Full Hybrid EV

26 Where KEMET is Today – Alternative Energy Market KEMET to Receive a Grant for $15.1 Million from the DOE for a Project that will Create over 110 New Jobs in South Carolina The Award will Enable KEMET to Produce Film and Electrolytic Capacitors within the United States to Support Alternative Energy Products and Emerging Green Technologies such as Hybrid Electric Drive Vehicles Producing these Parts in the U.S. will Allow KEMET to Effectively Compete in the Alternative Energy Market in the Americas We Already Sell into this Market in Europe We Already have Relationships with the Customers in the Americas Market Our Asian Team is Positioning KEMET for the China/Asian Market We Currently have 14 Electric Drive Vehicle Active Projects

27 Film Capacitors – Hybrid and Electric Vehicles FIAT KEMET DC-Link Film Capacitor

Current AUTO & Potential EDV Customers

29 High Temperature Requirements Motivation – Increasing Ambient Temperatures 0° 50° 100° 150° 200° 250° Degrees C Auto Cabin Auto Engine Compartment Energy Exploration Auto Engine ECU Auto Wheel Mounted Components

30 KEMET Growth and Profitability Extreme Environments KEMET is Developing High Temp Ceramics and High Temp Tantalums for Energy Exploration KEMET has Well-Established Relationships with the Key Customers in These Markets KEMET is also Developing High Temp Aluminum Electrolytic for Under-Hood Automotive Applications

31 High Temperature– Ceramic Capacitors BME C0G Temperature Stable Capacitors: This Product Line has Replaced KEMET’s Pd/Ag-based PME-C0G Key Product Characteristics: Although Initially Qualified for 125°C, this Product has Proven Excellent Reliability at Temperatures up to 230°C at KEMET as well as in Testing done at Halliburton and Schluberger Applications: Bypass, Filtering, Decoupling Capacitors Markets: Downhole Drilling Defense and Aerospace Industrial Single Chip MLCC Stacked MLCC Imaging & drilling tool

32 KEMET Growth and Profitability Military/Aerospace/Medical KEMET is Historically Strong in these Markets Working with Industry Leaders on Proprietary Enabling Technologies KEMET has a Strong Quality Reputation KEMET is Positioned in the Growth Sector in these Markets KEMET has a Proven Track Record of Quality, Reliability and Innovation in these Markets KEMET is One of the Few Suppliers with the Required Military Approvals KEMET has a Large Portfolio of Specialized Military Innovative Products

33 Custom Ceramic Stacks Concept: Stacks of 1 to 10 MLCC’s on Lead Frames Designed to Custom Specifications Low Volume, High Margin Products Key Product Characteristics: Higher Cap for the Same Footprint High Reliability Flexible Forms/Configurations to Provide the Customer What They Need Applications: Power Supplies Input/Output Filters Detonators Target Markets: Military/Aerospace Downhole Drilling Industrial - Demolition New Opportunities for Custom Stacks: Growing Customer List: Honeywell, Hamilton-Sunstrand, Raytheon, Zentech, Textron, 10µF C0G Capacitor for use at 215°C for Schlumberger A Superior Replacement for Wet-Tantalum caps

Repositioning Film & Electrolytics

F&E BG Facilities

The Capacitance Company
KEMET
CHARGED®


Granna, Sweden


Weymouth, UK


Monghidoro, Italy


Suomussalmi, Finland


Landsberg, Germany


Kyustendil, Bulgaria

35

36 F&E BG Facilities Consolidation Vergato, Italy Sasso Marconi, Italy New Facility Suzhou 3 Anting-Shanghai, China Nantong, China

37 Monghidoro Transfer Sequence (42 Lines) Suomusalmi Mex Landsberg Vergato Sasso Kyustendil China Batam 1B 2A 1A 2B 2C 3A Mexican Moves 1A 3 Lines 1B 2 Lines) 1C 1 Line 1D 4 Lines 1E 5 Lines China / Bulgaria Moves 2A 6 Lines 2B 1 Line 2C 5 Lines (under review) 1C 1D 1E 4A 4B North Hampton Batam Moves 3A 5 Lines Finland Exit 4A 2 Lines 4B 3 Lines

Market Trends

 Market Trends & Indicators Expect Consumer Side of Asia to Weaken in the Latter Part of Current Quarter as Seasonal Builds Slow; however, Industrial and Telecom Should Remain Strong Expect Continued Upward Trend in the US and EMEA B:B Finished Strong in 2Q at 1.32 (YTD at 1.22) KEMET Backlog Continues to Grow SEMI Equipment B:B Remained Above 1.0 for the US and JapanEquipment Orders Increased for the 5th Month Running The September PMI Stood at 52.6 Down Slightly from 52.9 in August In General Prices are Increasing, Inventories Continue to Decline, Although at a Slower Rate and Backlogs Continue to Grow 39

 Market Trends & Indicators The Baltic Dry Index Increased in September, an Indication of Greater Ocean Going Freighter Capacity Utilization The Conference Board Consumer Confidence Index Dipped to 53.1 from 54.5 in August, as Consumers View the Current Business Climate and Labor Market less Favorably 40

41 The Goal– Growth and Profitability Growth and Profitability Initiatives Continue to develop KEMET’s specialty products deployment plan Continued emphasis on operational excellence via lean six sigma initiatives New technology development Remain focused on improving our debt Structure and debt maturity dates Working capital focus driving inventory, receivables and payables to world class levels Seek continued growth opportunities Development of our people Regain listing on a premier exchange

KEMET’s Recent Financial History

43 1Q to 2Q FY10 Non-GAAP Comparison (excluding special charges) 2Q 1Q Actual Actual Change (millions except per share amounts) Sales 173.3 $ 150.2 $ 23.1 $ COGS 148.1 129.6 18.5 Gross Margin 25.2 20.6 4.6 % of Sales 14.5% 13.7% R&D 5.5 4.8 0.7 SG&A 19.6 18.1 1.5 Adj. Operating Income(loss) 0.1 (2.3) 2.4 % of Sales 0.1% -1.5% Net Interest Expense 3.1 3.3 (0.2) Exchange Gain/Loss 1.4 4.2 (2.8) Other (0.4) 0.3 (0.7) Adj. Pre-tax Income(loss) (4.0) (10.1) 6.1 Tax Expense 1.7 1.0 0.7 Adj. Net Income(loss) (5.7) $ (11.1) $ 5.4 $ Adjusted EPS (0.07) $ (0.14) $ 0.07 $ Adjusted EBITDA 13.6 $ 9.9 $ 3.7 $ *Reconcilation to GAAP included in the Appendix

44 Balance Sheet Highlights 30-Sep-09 30-Jun-09 31-Mar-09 (3) 30-Sep-08 (3) Cash (1) 58 34 29 36 Restricted Cash 2 2 2 6 Short-Term Debt 25 20 26 152 Long-Term Debt 233 223 281 169 Total Debt 258 243 307 321 Equity 295 272 240 289 Net Working Capital (2) 219 224 223 280 Days in Receivables 64 74 81 73 Days in Payables 35 36 37 48 (1) Mar-09 balance reduced by the April 1st UniCredit principal and interest payment of $10M. (2) Includes only Accounts Receivable, Accounts Payable, and Inventories (3) Long-term debt and equity adjusted for retrospective application of accounting for convertible debt (Amounts in millions, except days in receivables/payables)

45 Breakeven Curve

46 Revenue and Adjusted EBITDA Trend

47 KEMET Growth and Profitability (Excluding restructuring charges) What cost reductions and focus on Speciality products can accomplish Ceramics Business Group example: 2Q FY09 Sales $52.5M Gross Margin 14% Operating Loss $(0.2)M 2Q FY10 Sales $41M Gross Margin 25.9% Operating Income $4.5M

Debt Composition @ 09/30/09 Description Amount (Millions) * Convertible Senior Notes $ 81.1 Platinum (Term) Platinum (Line of Credit) Platinum (Working Capital) Total $ 37.8 10.0 10.0 $ 57.8 UniCredit (Secured) UniCredit (Unsecured) Total $ 79.4 51.2 $130.6 Vishay $ 15.0 Other $14.1 Total $298.6 48

Debt Amortization

The Capacitance Company
KEMET
CHARGED®

(millions)

Convert @ 03/01/2011	≤ $8.75			> $8.75	
Period	Amortization	Debt Balance		Amortization	Debt Balance
@ 09/30/2009		$ 297.4			$ 297.4
3QFY2010	$ 2.3	$ 295.1		$ 2.3	$ 295.1
4QFY2010	$ 3.8	$ 291.3		$ 3.8	$ 291.3
1QFY2011	$ 12.1	$ 279.2		$ 12.1	$ 279.2
2QFY2011	$ 3.8	$ 275.4		$ 3.8	$ 275.4
3QFY2011	$ 12.4	$ 263.0		$ 12.4	$ 263.0
4QFY2011	$ 6.7	$ 256.3		$ 64.5	$ 198.5
1QFY2012	$ 10.5	$ 245.8		$ 10.5	$ 188.0
2QFY2012	$ 43.1	$ 202.7		$ 57.9	$ 130.1
3QFY2012	$ 84.7	$ 118.0		$ 91.9	$ 38.2
4QFY2012	$ 8.1	$ 109.9		$ 0.9	$ 37.3
1QFY2013	$ 3.9	$ 106.0		$ 11.2	$ 26.1

49

50 *Public shareholders and public float do not include shareholders or shares held directly or indirectly by any officer, director, controlling shareholder or other concentrated (i.e. 10% or greater), affiliated or family holdings. **Required in the latest fiscal year, or two of the three most recent fiscal years. Relist on a Premier Exchange KEMET Corporation vs. Original Standards KEMET Corporation NYSE Requirement Assets / Equity Amex Requirement Standard #3 Assets $740.8m at 9-30-09 $75m N/A Equity $294.6m at 9-30-09 $50m $4m Price $1.38 close on 11-09-09 $4.00 $2.00 Market Cap $112m close on 11-09-09 $150m $50m Public Float $110m close on 11-09-09 $100m (transfer) $15m

Questions and Answers

Additional Information on KEMET

53 KEMET Management Organizational Structure Chief Technology Officer and Chief Scientist Dr. Phil Lessner VP General Counsel and Secretary Jamie Assaf SVP Operational Excellence and Quality Robert Argüelles VP Sales, EMEA Richard Curley EVP and CFO Bill Lowe SVP Tantalum Business Group Conrado Hinojosa VP Sales, Americas John Drabik SVP Ceramic Business Group Chuck Meeks SVP Global Sales Marc Kotelon CEO Per Loof VP and CIO Dan LaMorte VP Strategic Marketing Dr. Daniel Persico VP Sales, Asia/Pacific Donald Lung VP Film and Electrolytic Business Group Kirk Shockley

54 KEMET Milestones KEMET began manufacturing barium-aluminum alloy getters for use in vacuum tubes 1930 First Solid Aluminum Capacitors (AO-CAP) 2001 KEMET Laboratories was founded by Union Carbide 1919 KEMET went public 1992 1997 TS16949 Certification 2004 EPCOS tantalum business acquisition 2006 Evox Rifa acquisition 2007 1950’s Transistors and solid tantalum capacitors were invented by Bell Labs 1997 QS-9000 Certification 2007 Arcotronics acquisition 1987 KEMET Electronics Corporation was formed by a management LBO First Organic Polymer Capacitors (KO-CAP) 2008 AS-9100 Certification

55 What Is A Capacitor? Essential Passive Electronic Components that Store, Filter, and Regulate Electrical Energy Anything that Turns On and Off From iPods® to Giant Windmills Over 3,000 Capacitors in Some Flat Screen Televisions and Gaming Consoles

56 Our Timeless Model Balance Sheet Objectives Target Goal Operating Income 10% of Sales Return on Invested Capital 15% Net Working Capital 20% of Sales Free Cash Flow 100% of Net Income Inventory Turns 5x Per/Year

57 Worldwide Sales Offices Rev 4/24/09 Dorfmund, Germany West Chester, PA Shaumburg, IL Carmel, IN Milpitas, CA Ft Lauderdale, FL Lake Mary, FL Wilmington, MA Geneva, Switzerland Madrid, Spain Landsberg, Germany Paris, France Kwidzyn, Poland Milan, Italy Rome, Italy Esppo, Finland Coatbridge, UK Bishop’s Stortford, UK Rainhill, UK Bangalore, India Penang, Malaysia Singapore Beijing, China Shenzhen, China Shanghai, China Hong Kong Taipei, Taiwan Guadalajara, Mexico

58 Sales Areas – Americas Rev 4/09 West Central East South Manufacturing Representative Regional Sales Hub Distribution Hub Sales Office Puerto Rica Mexico Brazil Wanda Bazemore Rob Nance Monica Highfill Patrick Stringer

59 Sales Areas – Europe Rev 4/09 Regional Sales Hubs Distribution Hub Sales Office Italy UK IRELAND Ireland Scotland South Africa Nordic Sweden Central Europe Germany UK/Ireland Russia Southeast Europe North Africa Finland Israel Switzerland Spain France Amsterdam Southwest Europe Bulgaria Romania France Hungary

60 Sales Areas – Asia Beijing CHINA Shenzhen Suzhou Shanghai Hong Kong Korea/Japan Plato Ng Taiwan Murphy Jen South Asia Manufacturing Representative Regional Sales Hub Distribution Hub Sales Office Philippines Malaysia Singapore Australia Thailand India Bangalore Vincent Peck Rev 5/09 China Zhang Yang

61 Worldwide Distribution Hubs Rev 4/7/09 Brownsville, TX Tijuana, Mexico Atlanta, GA Landsberg, Germany Bologna, Italy Amsterdam, Netherlands Guadalajara, Mexico Singapore Shuzhou/Shanghi, China Hong Kong

62 KEMET Going Forward KEMET’s Strategy for Continued Growth and Profitability is Based on Being The Capacitance Company!

63 The Capacitance Company What Does it Means to be The Capacitance Company? Set the Industry Standard in Product Excellence — Be the number one provider of capacitance, regardless of technology, chemistry, form factor or manufacturing process Set the Industry Standard in Service Excellence — Work in partnership with customers to build the products of today and design the technologies of tomorrow, while providing the service that differentiates KEMET from the rest of the industry

64 The Capacitance Company The Pyramid of Success — At the foundation are our 5 themes and 8 priorities that we established two years ago 5 Themes The Math Must Work Hear the Customer, Be Responsive Light the Fire and Show Care – LEAD Build What the Customer Wants Become The Capacitance Company 8 Priorities 1. Continue to Build the Organization 2. Technology -Develop what the customer wants -Focus on speed-to-market -Do it right the first time 3. Quality and Reliability 4. Short WIP and One-Roof 5. Low-Cost Locations Worldwide 6. The People at the Front Line Call the Shots 7. Brand “Global KEMET” 8. Easy-To-Buy-From

65 The Capacitance Company Product Excellence Quality Technology Leadership Design Collaboration Innovation Product Excellence Quality Technology Leadership Design Collaboration Innovation 5 Themes The Math Must Work Hear the Customer, Be Responsive Light the Fire and Show Care – LEAD Build What the Customer Wants Become The Capacitance Company 8 Priorities 1. Continue to Build the Organization 2. Technology -Develop what the customer wants -Focus on speed-to-market -Do it right the first time 3. Quality and Reliability 4. Short WIP and One-Roof 5. Low-Cost Locations Worldwide 6. The People at the Front Line Call the Shots 7. Brand “Global KEMET” 8. Easy-To-Buy-From

66 The Capacitance Company Service Excellence People Global Availability Customer Service On-Time Delivery Service Excellence People Global Availability Customer Service On-Time Delivery Product Excellence Quality Technology Leadership Design Collaboration Innovation 5 Themes The Math Must Work Hear the Customer, Be Responsive Light the Fire and Show Care – LEAD Build What the Customer Wants Become The Capacitance Company 8 Priorities 1. Continue to Build the Organization 2. Technology -Develop what the customer wants -Focus on speed-to-market -Do it right the first time 3. Quality and Reliability 4. Short WIP and One-Roof 5. Low-Cost Locations Worldwide 6. The People at the Front Line Call the Shots 7. Brand “Global KEMET” 8. Easy-To-Buy-From

67 The Capacitance Company Focus on the Customer Everything we do is focused on meeting the needs of our Customers. We cannot, and will not, forget that! Focus on the customer Service Excellence People Global Availability Customer Service On-Time Delivery Product Excellence Quality Technology Leadership Design Collaboration Innovation 5 Themes The Math Must Work Hear the Customer, Be Responsive Light the Fire and Show Care – LEAD Build What the Customer Wants Become The Capacitance Company 8 Priorities 1. Continue to Build the Organization 2. Technology -Develop what the customer wants -Focus on speed-to-market -Do it right the first time 3. Quality and Reliability 4. Short WIP and One-Roof 5. Low-Cost Locations Worldwide 6. The People at the Front Line Call the Shots 7. Brand “Global KEMET” 8. Easy-To-Buy-From

68 GAAP to Non-GAAP Reconciliation Appendix

Income Statement Highlights 69 (Amounts in millions, except per share data) Non-GAAP For the Quarters Ended September 2009 June 2009 September 2008 Net sales $173.3 $150.2 $234.8 Adjusted gross margin 25.2 20.6 28.0 Adjusted R&D expense 5.5 4.8 7.1 Adjusted selling, general and administrative expense 19.6 18.1 22.0 Adjusted net interest expense 3.1 3.3 5.0 Depreciation and amortization expense 13.3 12.3 14.8 Adjusted operating income (loss) 0.1 (2.3) (1.1) Adjusted net loss (5.7) (11.1) (3.1) Adjusted EPS (0.07) (0.14) (0.04) GAAP For the Quarters Ended September 2009 June 2009 September 2008 Net sales $173.3 $150.2 $234.8 Gross margin 25.0 20.6 28.0 R&D expense 5.6 4.8 7.1 Selling, general and administrative expense 20.9 18.1 23.8 Net interest expense 6.4 5.8 7.4 Depreciation and intangibles amortization expense 13.3 12.3 14.8 Operating loss (2.9) (2.5) (79.5) Net income (loss) (93.1) 25.1 (85.1) EPS (1.15) 0.31 (1.06)

Adjusted EBITDA Reconciliation to Pre-Tax Income 70 (Amounts in millions) Sept. 2008 Dec. 2008 March 2009 June 2009 Sept. 2009 Pre-tax income (loss) from continuing operations $ (83.9) $ (12.4) $ (2.7) $ 26.1 $ (91.4) Interest expense, net 7.4 6.6 7.7 5.8 6.4 Depreciation and amortization expense 14.8 12.3 13.2 12.3 13.3 Share-based compensation expense 0.3 0.2 - 0.2 1.4 Increase in value of warrant - - - - 81.1 Goodwill impairment charge 85.7 - - - - Write down of long-lived assets 1.2 - 2.5 - - (Gain) loss on disposal of assets (28.5) 1.1 1.7 0.2 0.1 Gain on curtailment of benefits - - (30.8) - - (Gain) loss on early extinguishment of debt 2.2 - - (38.9) - Foreign exchange transaction (gain)/loss (4.2) (3.8) (6.7) 4.2 1.4 Restructuring charges 16.1 3.5 0.9 - 1.3 Adjusted EBITDA $ 11.1 $ 7.5 $ (14.2) $ 9.9 $ 13.6

Second Quarter FY2010 GAAP to Non-GAAP Reconciliation 71 (Amounts in millions) GAAP Special Items Non-GAAP Sales $ 173.3 $ - $ 173.3 Cost of sales 148.3 (0.2) A 148.1 Gross margin/Adjusted gross margin 25.0 0.2 25.2 S G & A expense/Adjusted S G & A expense 20.9 (1.3) B 19.6 R & D expense 5.6 (0.1) C 5.5 Gain (loss) on disposal of assets 0.1 (0.1) D - Restructuring charges 1.3 (1.3) E - Operating income (loss)/Adjusted operating income (loss) (2.9) 3.0 0.1 Interest income (0.1) - (0.1) Interest expense/Adjusted interest expense 6.5 (3.3) F 3.2 Increase in value of warrant 81.1 (81.1) G - Other (income) expense, net 1.0 - 1.0 Loss before tax/Adjusted loss before tax (91.4) 87.4 (4.0) Income tax expense 1.7 - 1.7 Net income (loss)/Adjusted net loss with respect to Non-GAAP column $ (93.1) $ 87.4 $ (5.7) Notes: A - $0.2 million relates to cancellation of incentive plan B - $0.4 million relates to write off of capitalized advisor fees and $0.9 million relates to cancellation of incentive plan C - $0.1 million relates to cancellation of incentive plan D - $0.1 million relates to the disposal of fixed assets E - $1.3 million relates primarily to reduction-in-force restructuring activity in the Film and Electrolytics Business Group F - $3.3 million relates to cash debt issuance costs amortization and debt discount accretion G - $81.1 million relates to a mark-to-market adjustment associated with the Platinum closing warrant

First Quarter FY2010 GAAP to Non-GAAP Reconciliation 72 (Amounts in millions) GAAP Special Items Non-GAAP Sales $ 150.2 $ - $ 150.2 Cost of sales 129.6 - 129.6 Gross margin 20.6 - 20.6 S G & A expense 18.1 - 18.1 Gain (loss) on disposal of assets 0.2 (0.2) A - R & D expense 4.8 - 4.8 Operating loss/Adjusted operating loss (2.5) 0.2 (2.3) Interest income - - - Interest expense/Adjusted interest expense 5.8 (2.5) B 3.3 Gain on early extinguishment of debt (38.9) 38.9 C - Other (income) expense, net 4.5 - 4.5 Income (loss) before tax/Adjusted loss before tax 26.1 (36.2) (10.1) Income tax expense 1.0 - 1.0 Net income (loss)/Adjusted net loss with respect to Non-GAAP column $ 25.1 $ (36.2) $ (11.1) Notes: A - $0.2 million relates to net loss on disposal of fixed assets B - $2.5 million relates to cash debt issuance costs amortization and debt discount accretion C - $38.9 million relates to gain on early extinguishment of debt

Second Quarter FY2009 GAAP to Non-GAAP Reconciliation 73 (Amounts in millions) GAAP (1) Special Items Non-GAAP Sales $ 234.8 $ - $ 234.8 Cost of sales 206.8 - 206.8 Gross margin/Adjusted gross margin 28.0 - 28.0 S G & A expense/Adjusted S G & A expense 23.8 (1.8) A 22.0 R & D expense 7.1 7.1 Net gain on disposal of assets (28.5) 28.5 B - Impairment charges 86.9 (86.9) C - Restructuring charges 18.2 (18.2) D - Operating loss/Adjusted operating loss (79.5) 78.4 (1.1) Net interest expense/Adjusted net interest expense 7.4 (2.4) E 5.0 Loss on early extinguishment of debt 2.2 (2.2) F - Other (income) expense, net (5.2) - (5.2) Loss before tax/Adjusted loss before tax (83.9) 83.0 (0.9) Income tax expense 1.2 1.0 G 2.2 Net loss / Adjusted net loss with respect to Non-GAAP column $ (85.1) $ 82.0 $ (3.1) 1. - Results are adjusted for retrospective application of changes of accounting for convertible debt. Notes: A - $1.8 million relates to integration costs related to the Film and Electrolytic Business Group B - $28.5 million relates to the sale and disposal of assets C - $86.9 million includes a $85.7 million goodwill impairment charge and a $1.2 million long-lived asset impairment charge D - $16.1 million relates to a global headcount reduction plan and $2.1 million relates to the relocation of equipment E - $2.4 million of debt issuance amortization expense F - $2.2 million loss related to the early retirement of debt G - $1.0 million relates to the net tax effect of all the pre-tax special charges detailed above

Non-GAAP Financial Measures 74 Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted net loss Adjusted net loss represents net loss, excluding certain special items which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net loss to evaluate the Company's operating performance and believes that Adjusted net loss is useful to investors because it provides a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net loss should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents pre-tax income before interest expense, and depreciation and amortization expense, adjusted to exclude restructuring charges, impairment write-downs, non-cash compensation expense, gain on curtailment of benefits, gain/loss on the sale of assets, gain/loss on the early retirement of debt, foreign exchange transaction gain/loss and increase in value of warrant. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Non-GAAP Financial Measures Continued 75 Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; it does not reflect changes in, or cash requirements for, our working capital needs; it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations; it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.